UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012 (April 20, 2012)

ALLOS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29815	54-1655029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11080 CirclePoint Road, Suite 200

Westminster, Colorado 80020

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 20, 2012, Allos Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the European Medicines Agency’s Committee For Medicinal Products for Human Use confirmed its previous negative opinion issued in January 2012 on the Company’s marketing authorisation application for FOLOTYN® (pralatrexate injection) for the treatment of patients with peripheral T-cell lymphoma whose disease has progressed after at least one prior systemic therapy. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated April 20, 2012, entitled “Allos Therapeutics Announces Outcome of Request for Re-examination of CHMP Opinion for FOLOTYN® in Europe.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 20, 2012

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Name:	Marc H. Graboyes
Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 20, 2012, entitled “Allos Therapeutics Announces Outcome of Request for Re-examination of CHMP Opinion for FOLOTYN® in Europe.”